UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2008

TEMECULA VALLEY BANCORP INC.
(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	(Commission File Number)	46-0476193 (I.R.S. Employer Identification Number)

27710 Jefferson Avenue Suite A100 Temecula, California (Address of principal executive offices)		92590 (Zip code)
Registrant’s telephone number, including area code: (951) 694-9940
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02 — Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On January 14, 2008, Thomas E. Shepherd, the Chief Credit Officer of Temecula Valley Bank, tendered his resignation from all positions with the Bank.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMECULA VALLEY BANCORP INC.
Date: January 14, 2008	By:	/s/ STEPHEN H. WACKNITZ
Stephen H. Wacknitz
Chief Executive Officer and President